UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2006
NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)
211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)
(609) 524-4500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
EX-4.1: FIFTH SUPPLEMENTAL INDENTURE
EX-4.2: SIXTH SUPPLEMENTAL INDENTURE

Item 1.01 Entry Into a Material Definitive Agreement
     On April 28, 2006, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the Third Supplemental Indenture (as hereinafter defined) (the “Existing Guarantors”), Cabrillo Power I LLC, Cabrillo Power II LLC, Long Beach Generation LLC, El Segundo Power LLC, El Segundo Power II LLC, WCP (Generation) Holdings LLC and West Coast Power LLC (collectively, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”), supplementing the indenture, dated February 2, 2006 (the “Base Indenture”), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the “7.250% Notes”), and a third supplemental indenture (the “Third Supplemental Indenture”), dated as of March 14, 2006 among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fifth Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of NRG’s obligations under its 7.250% Notes.
     On April 28, 2006, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the “7.375% Notes”) and a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixth Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of NRG’s obligations under its 7.375% Notes.
     A copy of the Fifth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Fifth Supplemental Indenture and the Sixth Supplemental Indenture is qualified in its entirety by reference to such exhibits.
Item 9.01 Financial Statements and Exhibits
(d)      Exhibits

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated April 28, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2	Sixth Supplemental Indenture, dated April 28, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
/s/ Timothy W.J. O'Brien
Date: May 3, 2006	Name:	Timothy W.J. O'Brien
	Title:	Vice President and General Counsel

2

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated April 28, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2	Sixth Supplemental Indenture, dated April 28, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.